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                                                                   Exhibit 10.02


    This FIRST AMENDMENT TO THE EQUITABLE COMPANIES INCORPORATED STOCK TRUST AGREEMENT (the "Amendment") is dated as of September 19, 1996 and entered into between The Equitable Companies Incorporated, a Delaware corporation (the "Company"), and The Chase Manhattan Bank, a New York banking corporation (successor in interest to The Chase Manhattan Bank, N.A., a national banking corporation), as trustee (the "Trustee"), parties to The Equitable Companies Incorporated Stock Trust Agreement effective as of December 2, 1993 (the "Agreement"). Capitalized terms used herein without definition have the meanings specified in the Agreement.

    WHEREAS, it is in the best interests of the Plans and the Plan participants to facilitate the sale of the Company's common stock by the Trust through offerings registered pursuant to the Securities Act of 1933, as amended; and

    WHEREAS, in order to facilitate such offerings it is desirable to modify the definition of Trust Year in the Agreement;

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    1. The definition of "Trust Year" in Section 1.5 of the Agreement is hereby amended to read in its entirety as follows:

         TRUST YEAR. "Trust Year" means each 12-month period beginning on October 1 and ending on September 30 thereafter, PROVIDED that the initial Trust Year shall be the period beginning on the date hereof and ending on January 31, 1995, that the second Trust Year shall be the period beginning on February 1, 1995 and ending on January 31, 1996 and that the third Trust Year shall be the period beginning on February 1, 1996 and ending on September 30, 1997.


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    2.  This Amendment shall be effective as of the date first set forth above upon execution by the parties hereto.

    3. Except as specifically amended by this Amendment, the Agreement remains in full force and effect.

    4. The laws of the State of New York shall be controlling law in all matters relating to this Amendment, without regard to conflicts of laws.


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    IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be signed, and their seals affixed thereto, by their authorized officers all as of the date first above written.


THE EQUITABLE COMPANIES                             THE CHASE MANHATTAN
INCORPORATED                                        BANK, AS TRUSTEE


By: /s/ Kevin R. Byrne                              By: /s/ Mark J. Altschuler
   ----------------------                              -------------------------


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                                                                      SCHEDULE B
                                                                      ----------
                                                                       (Revised)



                      CUMULATIVE MAXIMUM DISTRIBUTION IN DOLLARS
                      ------------------------------------------
                                    FROM THE TRUST
                                    --------------


Trust Year Ending January 31,

1995                                                    $127,200,000*

1996                                                     166,400,000

Trust Year Ending September 30,

1997                                                     204,000,000

1998                                                     240,000,000

1999                                                     274,400,000

2000                                                     307,200,000

2001                                                     338,400,000

2002                                                     368,000,000

2003                                                     396,000,000

2004                                                     422,400,000

2005                                                     447,200,000

2006                                                     470,400,000

2007                                                     492,000,000

2008 and thereafter                                      100% of remaining
                                                         amount of Trust Assets






________________________
* Dollar figures to be adjusted for inflation pursuant to Section 3.1.